UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2008

HESKA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

3760 Rocky Mountain Avenue

Loveland, Colorado 80538

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (970) 493-7272

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This current report on Form 8-K/A (Amendment No. 1) amends the current report on Form 8-K filed by Heska Corporation (the "Company") on December 30, 2008 (the "Original Form 8-K"), to update the disclosures in the Original Form 8-K regarding the estimated costs associated with its announced plans to reduce staffing levels.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On December 30, 2008, the Company disclosed in the Original Form 8-K that it had finalized a plan to reduce its staffing levels at its Loveland, Colorado facility and Des Moines, Iowa facility by a certain number of employees and by identified positions. The Company has determined that it will incur total restructuring charges of approximately $621 thousand in connection with the severance payments made to the employees whose employment had been terminated, the cost of the Company's portion of premium payments for group health and dental insurance made on behalf of such employees and other employee related costs. In addition, the Company has determined it will record restructuring charges of approximately $164 thousand related to inventory of discontinued products, including a monitoring product the manufacturer has informed the Company it no longer intends to support. The Company recognized all of these expenses, which total $785 thousand, in the fourth quarter of 2008.

Cautionary Statements

This Amendment No. 1 to Current Report on Form 8-K contains forward-looking statements within the meaning of, and intended to qualify for the safe harbor associated therewith under, the federal securities laws. You can identify these statements by the Company's use of the word "estimates" and similar expressions that do not relate to historical matters. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that may cause the Company's actual results to differ materially from those in the forward-looking statements include the Company's and its service providers' ability to estimate fees, in addition to factors described under the heading "Item 1A. Risk Factors" in the Company's most recently filed Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q or described in the Company's other public filings. The Company's results may also be affected by factors of which the Company is not currently aware. The Company may not update these forward-looking statements, even though the Company's situation may change in the future, unless the Company has obligations under the federal securities laws to update and disclose material developments related to previously disclosed information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION a Delaware corporation

Dated: March 16, 2009	By: /s/Jason A. Napolitano JASON A. NAPOLITANO Executive Vice President and Chief Financial Officer